Deposit for business acquisition	12 Months Ended
Dec. 31, 2016
Deposits [Abstract]
Deposits [Text Block]
Note 8 – Deposit for business acquisition

On May 2, 2016, Tantech BVI entered into a Purchase Agreement with Henglong Chen (“Seller”) and Suzhou E-Motors Co., Limited (“Suzhou E Motors”), a specialty electric vehicles and power batteries manufacturer based in Zhangjiagang City, Jiangsu Province, pursuant to which Tantech BVI originally intended to acquire 100% of the equity interest in Suzhou E Motors. Due to certain government restriction the Company may not be able to secure a 100% interest, but instead expects to acquire a majority interest of Suzhou E Motors. The total proposed purchase price originally consisted of cash consideration totaling Chinese Renminbi (“RMB”) 159,000,000 (approximately $24 million) and share consideration of 3,250,000 restricted stocks of Tantech BVI. As of date of this report, the Company has paid RMB 72,400,000 (approximately $10.4 million) in cash and issued 2,500,000 share of Tantech’s common stock to Seller, in order to lock in the acquisition. The shares issued are restrictive for a minimum of twelve months after the completion of the acquisition and subject to Board approval for resale. The shares issued are considered held in escrow and the final number of shares as a part of the consideration may be subject to change. The Company did not record the value of the stocks issued as a part of deposits made for the acquisition because the final price and interest to be acquired have not been determined. The Company expects to close the transaction by the second quarter of 2017. The cash deposit made will be deducted from the final cash consideration to be made.